UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11 July, 2019

Generex biotechnology corpORATION

(Exact of registrant as specified in its charter)

DELAWARE 000-29169 98-0178636

State or other jurisdiction of incorporation Commission File Number IRS Employer Identification №.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ¨

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2019, Generex Biotechnology Corporation (“Generex”) and its wholly owned subsidiary NuGenerex Distribution Solutions, LLC (“NDS”), entered into Asset Purchase Agreements (the “APAs”) for the purchase of substantially all of the operating assets of

Medisource Partners, LLC (“Medisource”) and Pantheon Medical - Foot & Ankle, LLC (“Pantheon”). Closing under each APA is scheduled for August 1, 2019.

Medisource contracts with vendors (including Pantheon ) for nationwide distribution of implants and devices for spine, hips, knees, foot, ankle, hand, and wrist surgeries. Additional product lines include biologics (blood, bone, tissue, and stem cells), durable medical equipment, and soft goods. The company also supplies kits to process bone marrow aspirates and platelet rich plasma biologics at the time of surgery.

Pantheon sells a physician friendly, “all-in-one,” integrated kit that includes plates, screws, and tools required for orthopedic surgeons and podiatrists conducting foot and ankle surgeries. Over the next three years, the company expects to develop and submit several new product lines to the FDA, which will include cannulated surgical screws and surgical staples, as well as a proprietary Hammertoe System.

Travis H. Bird is the CEO and principal owner of both Pantheon and Medisource.

Under the APAs:

•	Generex will issue its common stock with a value of $1,400,000 in exchange for the Pantheon assets, and common stock with a value of $1,000,000 in exchange for the Medisource Assets.
•	Generex and NDS will pay up to $700,000 in cash to Pantheon as an earn out payment. No payment will be made unless the business conducted by NDS using the former Pantheon assets has EBITDA in the twelve months following closing in excess of $500,000. If the Pantheon business’s EBITDA meets or exceeds $1,000,000, the entire $700,000 will be paid. If the Pantheon business’s EBITDA exceeds $500,000 but is less than $1,000,000, a pro rata portion of the $700,000 earn-out will be paid.
•	Generex and NDS will pay up to $500,000 in cash to Medisource as an earn out payment. No payment will be made unless the business conducted by NDS using the former Medisource assets has EBITDA in the twelve months following closing in excess of $130,000. If the Medisource business’s EBITDA meets or exceeds $500,000, the entire $500,000 will be paid. If the Medisource business’s EBITDA exceeds $130,000 but is less than $500,000, a pro rata portion of the $500,000 earn-out will be paid.
•	In the event the EBITDA targets are met for one or both Medisource and Pantheon, Travis Bird will receive sales commissions equal to 15% of net sales during the first year following closing, and 10% of net sales during the second year.
•	Both Medisource and Pantheon agreed to waive the 1:1 stock dividend Generex announced it will issue if Generex is listed on NASDAQ.
•	Each of Pantheon and Medisource will retain 50% of its cash on hand and 50% of its accounts receivable, with the remainder transferred to NDS at closing.
•	Generex and NDS will not assume any Pantheon or Medisource liabilities except for post-closing obligations under assumed contracts.
•	Pantheon and Medisource will not transfer their Medicare and Medicaid numbers.

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At closing, Mr. Bird will enter into a 18 month consulting agreement with NDS. As compensation, Mr. Bird will receive Generex common stock with a value of $250,000, as well as monthly payments equaling $97,222.22. The monthly payments shall be paid from any available cash from the operations of Pantheon and Medisource. Any remaining balance of such monthly payments will consist of common stock. The agreement specifies the shares are to be freely tradeable. In addition, Mr. Travis will agree to fully assign and exchange any ownership rights in any new technology he develops with the Company, in exchange for a payment of Five Hundred Thousand Dollars ($500,000.00) in value of common stock for each completed item submitted to the FDA.

This Current Report contains summaries of the material terms of the APAs. The summaries of these documents are subject to, and are qualified in their entirety by, reference to the APAs, which are filed as an exhibit hereto and incorporated herein by reference.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called included in this Current Report is incorporated by reference to the Exhibit Index filed with this report.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: 16 July, 2019

/s/ Joseph Moscato
By: Joseph Moscato, CEO, President

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Exhibit Index

Exhibit No	Description
10.1	Asset Purchase Agreement by and among Medisource Partners, LLC, Generex Biotechnology Corporation and NuGenerex Distribution Solutions, LLC, dated July 11, 2019
10.2	Asset Purchase Agreement by and among Pantheon Medical - Foot & Ankle, LLC, Generex Biotechnology Corporation and NuGenerex Distribution Solutions, LLC, dated July 11, 2019

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